COLUMBIA FUNDS SERIES TRUST I

Columbia Dividend Income Fund

(the “Fund”)

Supplement dated September 12, 2013 to the

Prospectuses dated October 1, 2012

Portfolio Manager Change

Richard Dahlberg, CFA, a co-manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, at the end of 2013. Until then, Mr. Dahlberg will continue to serve as a portfolio manager of the Fund with Scott Davis, David King, CFA and Michael Barclay, CFA.

Shareholders should retain this Supplement for future reference.

SUP139_05_001_(09/13)